Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Fundamental Income Properties, LLC (the “Property Manager”)

FIP Master Funding I, LLC

FIP Master Funding II, LLC

FIP Master Funding III, LLC

FIP Master Funding IV, LLC

FIP Master Funding VI, LLC

FIP Master Funding VIII, LLC

FIP Master Funding IX, LLC

FIP Master Funding X, LLC

FIP Master Funding XI, LLC

FIP Master Funding XIII, LLC

FIP Master Funding XIV, LLC

FIP Master Funding XVI, LLC

FIP Master Funding XIX, LLC

FIP Ontario Investments ULC

FIP Master Funding V, LLC

FIP Master Funding XII, LLC

FIP Master Funding XVII, LLC

FIP Master Funding XXIV, LLC

401 Collins Boulevard LLC

FIP Cranston, LLC

2425 East Camelback Road, Suite 700

Phoenix, Arizona 85016

23 September 2024

Re:	FIP Master Funding I, LLC, FIP Master Funding II, LLC, FIP Master Funding III, LLC, FIP Master Funding IV, LLC, FIP Master Funding VI, LLC, FIP Master Funding VIII, LLC, FIP Master Funding IX, LLC, FIP Master Funding X, LLC, FIP Master Funding XI, LLC, FIP Master Funding XIII, LLC, FIP Master Funding XIV, LLC, FIP Master Funding XVI, LLC, FIP Master Funding XIX, LLC, FIP Ontario Investments ULC, FIP Master Funding V, LLC, FIP Master Funding XII, LLC, FIP Master Funding XVII, LLC, FIP Master Funding XXIV, LLC, 401 Collins Boulevard LLC and FIP Cranston, LLC (collectively, the “Issuers”)
Fundamental Income Net-Lease Mortgage Notes, Series 2024-1 (the “Notes”)
Property and Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Property Manager, the Issuers and Atlas SP Securities, a division of Apollo Global Securities, LLC (“ATLAS SP,” together with the Property Manager and Issuers, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool consisting primarily of (i) fee titles to, and leasehold interests in ground leases on, commercial real estate properties (the “Properties”) and (ii) each of the leases with respect to such Properties and all payments required thereunder (the “Leases,” together with the Properties, the “Collateral Pool”) (hereinafter, the description of the assets in the Collateral Pool are referred to as “commercial real estate properties and related leases”) relating to the Issuers’ securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of the procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Property Manager, on behalf of the Issuers, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:

i.	Labeled “FIP Data Tape_8.1.2024_FI 2024-1 v2.xlsx“ and the corresponding record layout and decode information, as applicable, with:

(1)	A tab labeled “PropData 2023-2” (the “2023-2 Data File”), that the Property Manager, on behalf of the Issuers, indicated contains information as of 1 June 2023 (the “2023-2 Statistical Cut-off Date”) relating to a pool consisting of commercial real estate properties and related leases (the “Related Series Owned Properties and Leases”) and

(2)	A tab labeled “PropData 2024-1” (the “Preliminary 2024-1 Data File”), that the Property Manager, on behalf of the Issuers, indicated contains information as of 1 August 2024 (the “2024-1 Statistical Cut-off Date”) relating to a pool consisting of commercial real estate properties (the “2024-1 Properties”) and related leases (the “2024-1 Leases,” together with the 2024-1 Properties, the “2024-1 Properties and Leases”),

ii.	Labeled “FIP Data Tape_8.1.2024_FI 2024-1 v3.xlsx” and the corresponding record layout and decode information, as applicable, with a tab labeled “PropData 2024-1” (the “Final 2024-1 Data File,” together with the 2023-2 Data File and Preliminary 2024-1 Data File, the “Provided Data Files”), that the Property Manager, on behalf of the Issuers, indicated contains information as of the 2024-1 Statistical Cut-off Date relating to the 2024-1 Properties and Leases,

iii.	Labeled “FIP Data Tape_Schedules.xlsx” (the “FIP Schedules File”) and the corresponding record layout and decode information, as applicable, with:

(1)	A tab labeled “Rent Reconciliation Schedule” that the Property Manager, on behalf of the Issuers, indicated contains information relating to the current monthly rent Sample Characteristic (as defined herein) for each 2024-1 Property and Lease,

(2)	A tab labeled “Corp FCCR Schedule” that the Property Manager, on behalf of the Issuers, indicated contains information relating to the corporate fixed charge coverage ratio (“FCCR”) for the 2024-1 Properties and Leases and

(3)	A tab labeled “Contract FCCR Schedule” that the Property Manager, on behalf of the Issuers, indicated contains information relating to the contract FCCR for the 2024-1 Properties and Leases and

iv.	A schedule and the corresponding record layout and decode information, as applicable (the “NAICS Code Schedule”), that the Property Manager, on behalf of the Issuers, indicated contains information relating to the sector and industry group for the 2024-1 Properties and Leases (as defined herein),

b.	Certain schedules and the corresponding record layout and decode information, as applicable (the “Exempt Lease Schedules”), that the Property Manager, on behalf of the Issuers, indicated contain certain information relating to the Related Series Owned Properties and Leases that have Sample Characteristic values that have changed since the 2023-2 Statistical Cut-off Date,

c.	Imaged copies of the following items (collectively, the “Source Documents,” together with FIP Schedules File and NAICS Code Schedule, the “Sources”):

i.	Lease agreement of master lease agreement, any corresponding amendments, estoppels or other related documents (collectively, the “Lease Agreement”),

ii.	The ground lease or other related documents (collectively and as applicable, the “Ground Lease”),

iii.	Appraisal report (the “Appraisal”),

iv.	The corporate guaranty or other related documents (collectively and as applicable, the “Corporate Guaranty”),

v.	The property condition report (the “Property Condition Report”) and

vi.	Survey, floor plan or other related documents (collectively and as applicable, the “Survey”),

as applicable, that the Property Manager on behalf of the Issuers, indicated relate to each 2024-1 Property and Lease,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Files, which is shown on Exhibit 1 to Attachment A,

e.	The list of relevant characteristics (the “Provided Characteristics”) on the Provided Data Files, which is shown on Exhibit 2 to Attachment A, on which the Property Manager, on behalf of the Issuers, instructed us to perform no procedures,

f.	The following list of certain Sample Characteristics:

i.	City,

ii.	Land Value,

iii.	Building (sqft),

iv.	Land (sqft),

v.	Lease Start Date,

vi.	Master Lease (Y/N),

vii.	Single Site Lease,

viii.	Lease End Date,

ix.	Guarantor,

x.	Tenant,

xi.	Tenant Industry Group,

xii.	Remaining Renewals Options and

xiii.	Tenant Industry Group

(collectively, the “Variable Sample Characteristics”) and

g.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the 57 Properties and Leases on the Provided Data Files are referred to as Property and Lease Numbers 1 through 57.

For the purpose of the procedures described in this report, certain information contained on the Provided Data Files is the “Subject Matter” as of the date of this report. We performed certain procedures on earlier versions of the Subject Matter and communicated any differences prior to being provided the final Subject Matter which was subjected to the procedures described below.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Issuers are responsible for the Subject Matter, Provided Data Files, Exempt Lease Schedules, Sources, Sample Characteristics, Provided Characteristics, Variable Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Exempt Lease Schedules, Sources, Provided Characteristics or any other information provided to us or that we were instructed to obtain, as applicable, by the Property Manager, on behalf of the Issuers, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Collateral Pool, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuers, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Collateral Pool conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Collateral Pool,

iii.	Whether the originator(s) of the Collateral Pool complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuers of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Issuers and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

23 September 2024

Attachment A Page 1 of 3

Procedures performed and our associated findings

1.	For each 2024-1 Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary 2024-1 Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources and/or Preliminary 2024-1 Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described in the notes to Exhibit 1 to Attachment A and the succeeding paragraph(s) of this Item.

The Source(s) that we were instructed by the Property Manager, on behalf of the Issuers, to use for each Sample Characteristic are indicated on Exhibit 1 to Attachment A. Where more than one Source is listed for a Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary 2024-1 Data File for the Sample Characteristic agreed with the corresponding information on at least one of the Sources that are listed for such Sample Characteristic on Exhibit 1 to Attachment A. We performed no procedures to reconcile any differences that may exist between various Sources for any of the Sample Characteristics listed on Exhibit 1 to Attachment A. In addition, if a particular Source contained multiple values for the same Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to note agreement if the value on the Preliminary 2024-1 Data File for the Sample Characteristic agreed with at least one of the values on the corresponding Source. We performed no procedures to reconcile any differences that may exist between various values on a Source for any Sample Characteristic.

2.	As instructed by the Property Manager, on behalf of the Issuers, we adjusted the information on the Preliminary 2024-1 Data File to correct all the differences we noted in performing the procedures described in Item 1. and provided a list of such differences to the Property Manager. The Preliminary 2024-1 Data File, as adjusted, is hereinafter referred to as the “Updated Preliminary 2024-1 Data File.”

3.	For each Property and Lease on the Updated Preliminary 2024-1 Data File and Final 2024-1 Data File, we compared the Property Number, as shown on the Updated Preliminary 2024-1 Data File, to the corresponding Property Number, as shown on the Final 2024-1 Data File, and noted that:

a.	All of the Properties and Leases were included on both the Updated Preliminary 2024-1 Data File and Final 2024-1 Data File and

b.	No commercial real estate properties and related leases other than the Properties and Leases were included on the Updated Preliminary 2024-1 Data File or Final 2024-1 Data File.

4.	For each 2024-1 Property and Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, all as shown on the Final 2024-1 Data File, to the corresponding information on the Updated Preliminary 2024-1 Data File. All such compared information was found to be in agreement.

Attachment A Page 2 of 3

5.	For each commercial real estate property and lease on the 2023-2 Data File and Preliminary 2024-1 Data File, we compared the Property Number, as shown on the 2023-2 Data File, to the corresponding Property Number, as shown on the Preliminary 2024-1 Data File, and noted that:

a.	Three of the Related Series Owned Properties and Leases included on the 2023-2 Data File were not included on the Preliminary 2024-1 Data File and

b.	57 of the 2024-1 Properties and Leases on the Preliminary 2024-1 Data File were not included on the 2023-2 Data File.

The Property Manager, on behalf of the Issuers, indicated that the three Related Series Owned Properties and Leases not included on the Preliminary 2024-1 Data File were sold or substituted out after the 2023-2 Statistical Cut-off Date and prior to the 2024-1 Statistical Cut-off Date. We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the information provided by the Property Manager, on behalf of the Issuers, that is described in the preceding sentence.

6.	For each Related Series Owned Property and Lease included on the Preliminary 2024-1 Data File, we compared the Sample Characteristics, subject to additional instruction(s) described in the succeeding paragraph(s) of this Item, all as shown on the 2023-2 Data File to the corresponding information, as shown on the Preliminary 2024-1 Data File. All such compared information was found to be in agreement.

For the purpose of comparing the building (sqft) Sample Characteristic, the Property Manager, on behalf of the Issuers, instructed us to round the building (sqft), as shown on the 2023-2 Data File to the nearest square foot.

The Property Manager, on behalf of the Issuers, instructed us not to perform the comparison procedures described in this Item for:

a.	The date of next rent bump, current monthly rent, date of last rent bump, corporate FCCR, corporate statement date, contract FCCR and unit statement date Sample Characteristics, which the Property Manager, on behalf of the Issuers, instructed us not to compare due to the passage of time between the 2023-2 Statistical Cut-off Date and 2024-1 Statistical Cut-off Date and

b.	Any Variable Sample Characteristic listed on the Exempt Lease Schedules for a Related Series Owned Property and Lease, which the Property Manager, on behalf of the Issuers, indicated was due to certain amendments or other changes between the 2023-2 Statistical Cut-off Date and 2024-1 Statistical Cut-off Date.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions and information provided by the Property Manager, on behalf of the Issuers, described in this Item.

Attachment A Page 3 of 3

7.	Using the:

a.	Lease Start Date, as shown on the Final 2024-1 Data File,

b.	Lease End Date, as shown on the Final 2024-1 Data File, and

c.	2024-1 Statistical Cut-off Date,

we recalculated the:

i.	Original lease term (months) and

ii.	Remaining lease term (months)

for each 2024-1 Property and Lease on the Final 2024-1 Data File. We compared this recalculated information to the corresponding information on the Final 2024-1 Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source(s)

Sample Characteristic	Source(s)	Note(s)
Property number	Lease Agreement	i.
Tenant	Lease Agreement	ii.
Tenant sector	NAICS Code Schedule
Tenant industry group	NAICS Code Schedule	ii.
Corporate FCCR	FIP Schedules File	iii.
Corp. statement date	FIP Schedules File	iii.
Contract FCCR	FIP Schedules File
Unit statement date	FIP Schedules File
Current monthly rent	FIP Schedules File	iv.
Master Lease (Y/N)	Lease Agreement
Guarantor	Lease Agreement or Corporate Guaranty
Land (sqft)	Survey, Appraisal or Property Condition Report	v.
Building (sqft)	Survey, Appraisal or Property Condition Report	vi.
Lease start date	Lease Agreement	vii.
Lease end date	Lease Agreement
Transfer of lease terms	Lease Agreement
Percentage rent	Lease Agreement
Lease type (NN/NNN)	Lease Agreement
Remaining renewal options	Lease Agreement
Date of last rent bump	Lease Agreement
Date of next rent bump	Lease Agreement
Rent increase type	Lease Agreement
City	Appraisal or Lease Agreement
State	Appraisal or Lease Agreement
Zip code	Appraisal or Lease Agreement
Tenant purchase option	Lease Agreement
Appraised value	Appraisal
Land value	(a) Appraisal or (b) Appraisal and recalculation
Appraisal date	Appraisal
Single site lease	Lease Agreement or Ground Lease
Ground lease obligation	Lease Agreement or Ground Lease
Ground lessor	Lease Agreement or Ground Lease

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the indicated Sample Characteristics for each 2024-1 Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to ignore differences that appear to be due to abbreviations and truncations.

iii.	For the purpose of comparing the indicated Sample Characteristics for each 2024-1 Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the same FCCR and date, as shown in the applicable Source(s), for any Property that has the same unique lease ID as listed in the applicable Source(s).

iv.	For the purpose of comparing the current monthly rent Sample Characteristic for each 2024-1 Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the same current monthly rent, as shown in the applicable Source(s), for any Property that has the same unique lease ID and an amount listed in the applicable Source(s).

v.	For the purpose of comparing the land (sqft) Sample Characteristic for 2024-1 Property and Lease Number 43, the Property Manager, on behalf of the Issuers, instructed us to only use the square footage listed for “Building 2” in the applicable Source(s).

vi.	For the purpose of comparing the building (sqft) Sample Characteristic for each 2024-1 Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to round any square footage amounts, as shown in the applicable Source(s), to the nearest whole square foot.

For the purpose of comparing the building (sqft) Sample Characteristic for 2024-1 Property and Lease Number 43, the Property Manager, on behalf of the Issuers, instructed us to only use the square footage listed for “Building 2” in the applicable Source(s).

Exhibit 1 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the lease start date Sample Characteristic for each 2024-1 Property and Lease, the Property Manager, on behalf of the Issuers, instructed us to use the same lease start date, as shown in the applicable Source(s), for any Property that has the same unique lease ID as listed in the applicable Source(s).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Property Manager, on behalf of the Issuers, described above.

Exhibit 2 to Attachment A

Provided Characteristics

Phase I (Y/N) Phase I Date Phase II (Y/N) Phase II (Date) Available Credit Ratings

Note:     We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.